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                                                                    EXHIBIT 99.1

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Terence E. Hall, the Chairman of the Board, Chief Executive Officer and President of Superior Energy Services, Inc., certify that (i) the Quarterly Report on Form 10-Q of Superior Energy Services, Inc. for the quarterly period ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Superior Energy Services, Inc.


Date: May 14, 2003                       By: /s/ Terence E. Hall
      ----------------------------       ---------------------------------
                                         Terence E. Hall
                                         Chairman of the Board,
                                         Chief Executive Officer and President